Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 13 to Registration Statement No. 33-44917 of Merrill Lynch International Equity Fund (the “Fund”) on Form N-1A of our report dated July 8, 2003, appearing in the May 31, 2003 Annual Report of the Fund in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey September 17, 2003